Putnam VT Sustainable Future Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (97.4%)(a)
	Shares	Value
Beverages (0.7%)
Vita Coco Co., Inc. (The)(NON)	8,090	$229,028

		229,028
Biotechnology (5.0%)
Argenx SE ADR (Netherlands)(NON)	358	194,065
Ascendis Pharma A/S ADR (Denmark)(NON)	1,164	173,797
BioMarin Pharmaceutical, Inc.(NON)	2,987	209,956
Compass Pathways PLC ADR (United Kingdom)(NON)	12,485	78,656
Exact Sciences Corp.(NON)	6,306	429,565
Regeneron Pharmaceuticals, Inc.(NON)	346	363,729
Rocket Pharmaceuticals, Inc.(NON)	5,404	99,812
Twist Bioscience Corp.(NON)	3,145	142,091

		1,691,671
Capital markets (4.7%)
Coinbase Global, Inc. Class A(NON)	1,718	306,096
KKR & Co., Inc.	1,603	209,320
MSCI, Inc.	1,051	612,659
TPG, Inc.	8,096	466,006

		1,594,081
Chemicals (2.4%)
Ecolab, Inc.	998	254,819
Novozymes A/S Class B (Denmark)	7,775	559,764

		814,583
Commercial services and supplies (2.7%)
Casella Waste Systems, Inc. Class A(NON)	5,362	533,465
Cintas Corp.	1,916	394,466

		927,931
Construction and engineering (1.6%)
Quanta Services, Inc.	1,864	555,752

		555,752
Construction materials (1.0%)
Summit Materials, Inc. Class A(NON)	8,264	322,544

		322,544
Consumer finance (1.3%)
Capital One Financial Corp.	2,991	447,842

		447,842
Consumer staples distribution and retail (1.9%)
Sprouts Farmers Market, Inc.(NON)	5,826	643,249

		643,249
Containers and packaging (1.2%)
Graphic Packaging Holding Co.	14,318	423,670

		423,670
Electric utilities (3.5%)
Constellation Energy Corp.	2,256	586,605
NextEra Energy, Inc.	6,956	587,991

		1,174,596
Electrical equipment (4.1%)
GE Vernova, Inc.(NON)	722	184,096
Nextracker, Inc. Class A(NON)	3,151	118,099
Regal Rexnord Corp.	2,516	417,354
Vertiv Holdings Co. Class A	6,864	682,899

		1,402,448
Electronic equipment, instruments, and components (2.2%)
Trimble Inc.(NON)	5,582	346,586
Zebra Technologies Corp. Class A(NON)	1,097	406,241

		752,827
Financial services (3.3%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	16,773	578,165
Mastercard, Inc. Class A	1,131	558,488

		1,136,653
Food products (2.4%)
Campbell Soup Co.	8,467	414,206
Darling Ingredients, Inc.(NON)	10,857	403,446

		817,652
Ground transportation (0.9%)
Uber Technologies, Inc.(NON)	4,270	320,933

		320,933
Health care equipment and supplies (7.0%)
Dexcom, Inc.(NON)	2,306	154,594
Haemonetics Corp.(NON)	4,075	327,549
IDEXX Laboratories, Inc.(NON)	800	404,176
Intuitive Surgical, Inc.(NON)	1,358	667,145
Penumbra, Inc.(NON)	1,866	362,582
ResMed, Inc.	1,940	473,593

		2,389,639
Health care providers and services (1.1%)
HealthEquity, Inc.(NON)	4,563	373,482

		373,482
Hotels, restaurants, and leisure (4.8%)
CAVA Group, Inc.(NON)	1,919	237,668
Chipotle Mexican Grill, Inc.(NON)	6,617	381,272
First Watch Restaurant Group, Inc.(NON)	25,613	399,563
Sweetgreen, Inc. Class A(NON)	4,520	160,234
Vail Resorts, Inc.	2,607	454,374

		1,633,111
Interactive media and services (1.5%)
Pinterest, Inc. Class A(NON)	15,410	498,822

		498,822
IT Services (1.8%)
Gartner, Inc.(NON)	1,226	621,288

		621,288
Life sciences tools and services (6.5%)
Danaher Corp.	2,361	656,405
ICON PLC (Ireland)(NON)	1,761	505,953
Mettler-Toledo International, Inc.(NON)	237	355,429
Thermo Fisher Scientific, Inc.	1,091	674,860

		2,192,647
Machinery (3.5%)
Federal Signal Corp.	6,572	614,219
Xylem, Inc./NY	4,204	567,666

		1,181,885
Pharmaceuticals (1.7%)
AstraZeneca PLC (United Kingdom)	1,080	167,320
Zoetis, Inc.	2,020	394,668

		561,988
Professional services (2.3%)
Planet Labs PBC(NON)	78,581	175,236
Verisk Analytics, Inc.	1,280	342,989
Verra Mobility Corp.(NON)	9,354	260,135

		778,360
Real estate management and development (0.9%)
FirstService Corp. (Canada)	1,713	312,554

		312,554
Semiconductors and semiconductor equipment (4.5%)
Analog Devices, Inc.	1,661	382,312
Applied Materials, Inc.	2,267	458,047
ASML Holding NV (NY Reg Shares) (Netherlands)	471	392,461
First Solar, Inc.(NON)	1,149	286,607

		1,519,427
Software (14.0%)
Adobe, Inc.(NON)	839	434,417
Altair Engineering, Inc. Class A(NON)	3,429	327,504
Cadence Design Systems, Inc.(NON)	1,686	456,957
Datadog, Inc. Class A(NON)	5,092	585,886
Elastic NV(NON)	3,248	249,316
Fair Isaac Corp.(NON)	221	429,518
HubSpot, Inc.(NON)	804	427,406
Roper Technologies, Inc.	1,238	688,873
ServiceNow, Inc.(NON)	561	501,753
Synopsys, Inc.(NON)	616	311,936
Vertex, Inc. Class A(NON)	8,933	344,007

		4,757,573
Specialized REITs (1.2%)
Weyerhaeuser Co.(R)	12,305	416,647

		416,647
Specialty retail (1.8%)
Aritzia, Inc. (Canada)(NON)	15,945	599,271

		599,271
Technology hardware, storage, and peripherals (1.3%)
Seagate Technology Holdings PLC	3,954	433,082

		433,082
Textiles, apparel, and luxury goods (3.1%)
Levi Strauss & Co. Class A	15,912	346,882
Lululemon Athletica, Inc. (Canada)(NON)	1,263	342,715
On Holding AG Class A (Switzerland)(NON)	7,129	357,519

		1,047,116
Trading companies and distributors (1.5%)
Core & Main, Inc. Class A(NON)	6,930	307,692
United Rentals, Inc.	256	207,291

		514,983

Total common stocks (cost $24,162,172)		$33,087,335

SHORT-TERM INVESTMENTS (3.3%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 5.04%(AFF)	1,127,379	$1,127,379

Total short-term investments (cost $1,127,379)		$1,127,379
TOTAL INVESTMENTS

Total investments (cost $25,289,551)		$34,214,714

	FORWARD CURRENCY CONTRACTS at 9/30/24 (aggregate face value $5,516,002) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	10/16/24	$53,625	$53,497	$(128)
		Danish Krone	Sell	12/18/24	89,249	89,013	(236)
		Euro	Sell	12/18/24	163,810	163,295	(515)
	Barclays Bank PLC
		Euro	Sell	12/18/24	155,881	155,407	(474)
	Citibank, N.A.
		Canadian Dollar	Sell	10/16/24	208,804	206,430	(2,374)
		Danish Krone	Sell	12/18/24	73,162	72,975	(187)
	Goldman Sachs International
		Brazilian Real	Buy	10/2/24	537,328	521,480	15,848
		Brazilian Real	Sell	10/2/24	537,328	531,108	(6,220)
		Brazilian Real	Buy	1/3/25	531,443	525,539	5,904
	HSBC Bank USA, National Association
		British Pound	Sell	12/18/24	35,022	34,510	(512)
		Canadian Dollar	Sell	10/16/24	86,539	85,712	(827)
		Danish Krone	Sell	12/18/24	154,240	153,861	(379)
		Euro	Sell	12/18/24	135,223	134,810	(413)
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/18/24	86,538	86,272	(266)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/18/24	9,624	9,483	(141)
		Canadian Dollar	Sell	10/16/24	234,840	232,576	(2,264)
		Danish Krone	Sell	12/18/24	156,609	156,239	(370)
		Euro	Sell	12/18/24	384,342	383,276	(1,066)
		Swiss Franc	Sell	12/18/24	208,413	207,994	(419)
	NatWest Markets PLC
		Canadian Dollar	Buy	10/16/24	121,377	121,641	(264)
		Danish Krone	Sell	12/18/24	180,731	180,305	(426)
		Euro	Sell	12/18/24	245,546	244,779	(767)
		Swiss Franc	Sell	12/18/24	69,471	69,640	169
	State Street Bank and Trust Co.
		British Pound	Sell	12/18/24	169,363	169,746	383
		Canadian Dollar	Sell	10/16/24	383,289	380,625	(2,664)
		Euro	Buy	12/18/24	90,447	89,836	611
	UBS AG
		Canadian Dollar	Sell	10/16/24	104,809	105,260	451
	WestPac Banking Corp.
		Canadian Dollar	Sell	10/16/24	267,385	265,551	(1,834)
		Swiss Franc	Sell	12/18/24	85,320	85,142	(178)

	Unrealized appreciation						23,366

	Unrealized (depreciation)						(22,924)

	Total						$442
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $33,981,560.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
Short-term investments
	Putnam Short Term Investment Fund Class P‡	$971,880	$6,519,347	$6,363,848	$37,505	$1,127,379

	Total Short-term investments	$971,880	$6,519,347	$6,363,848	$37,505	$1,127,379
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $15,541 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$498,822	$—	$—
Consumer discretionary	3,279,498	—	—
Consumer staples	1,689,929	—	—
Financials	3,178,576	—	—
Health care	7,042,107	167,320	—
Industrials	5,682,292	—	—
Information technology	8,084,197	—	—
Materials	1,001,033	559,764	—
Real estate	729,201	—	—
Utilities	1,174,596	—	—

Total common stocks	32,360,251	727,084	—
Short-term investments	—	1,127,379	—

Totals by level	$32,360,251	$1,854,463	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$442	$—

Totals by level	$—	$442	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$4,800,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com